                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                      MEADOWBROOK INSURANCE GROUP, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                       MEADOWBROOK INSURANCE GROUP, INC.

                              26600 TELEGRAPH ROAD
                           SOUTHFIELD, MICHIGAN 48034
                                 (810) 358-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1997

To the Stockholders of:

     MEADOWBROOK INSURANCE GROUP, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Meadowbrook Insurance Group, Inc. ("the Company") will be held at Temple Beth El, 7400 Telegraph Road, Bloomfield Hills, Michigan 48301 (located on the northwest corner of 14 Mile Road and Telegraph Road), on Monday, May 19, 1997 at 2:00 p.m., E.S.T., to consider and act upon the following proposals:

        1) The election of five (5) members of the Board of Directors;

        2) Ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants;

        3) Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof;

     all as more fully described in the accompanying Proxy Statement.

     Only holders of record of the Company's Common Stock at the close of business on March 21, 1997, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting.

     The Company's 1996 Annual Report to Stockholders is included with this Notice and Proxy Statement.

                                          By Order of the Board of Directors,

                                          Robert S. Cubbin
                                          Robert S. Cubbin
                                          Executive Vice President, Secretary,
                                          Member of the "Office of the
                                          President" and Director

Southfield, Michigan
Dated: March 21, 1997

              STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
        ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
              AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE.

                       MEADOWBROOK INSURANCE GROUP, INC.

                              26600 TELEGRAPH ROAD
                           SOUTHFIELD, MICHIGAN 48034
                                 (810) 358-1100

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1997

GENERAL

     This Proxy Statement is being furnished to holders of record of Common Stock, $.01 par value per share ("Common Stock") of Meadowbrook Insurance Group, Inc., a Michigan Corporation ("the Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Temple Beth El, 7400 Telegraph Road, Bloomfield Hills, Michigan, 48301, on Monday, May 19, 1997 at 2:00 p.m., E.S.T., and at any and all adjournments or postponements thereof. The cost of this solicitation will be borne by the Company. This Proxy Statement and enclosed proxy card are being mailed to the Company's stockholders on or about March 21, 1997.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Meeting, the stockholders will be asked to consider and vote upon the following proposals:

          1) The election of five (5) members of the Board of Directors;

          2) Ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants;

          3) Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof;

     all as more fully described in this Proxy Statement.

VOTING AT THE ANNUAL MEETING

     Only holders of record of Common Stock at the close of business on March 21, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Annual Meeting. On the Record Date, there were 8,658,831 shares of Common Stock issued and outstanding.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (4,329,416 shares of the 8,658,831 shares outstanding) is necessary to constitute a quorum at the Annual Meeting. A plurality vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to elect the five (5) members of the Board of Directors, and the affirmative vote by the holders of a majority of such shares is required to ratify the reappointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the year ending December 31, 1997.

     If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Shares represented by proxies which are marked "WITHHELD" to vote for: (i) all five (5) nominees, or
(ii) for any individual nominee(s) for election as Director(s) and are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of Directors. Similarly, shares represented by proxies which are marked "ABSTAIN" on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, THE SHARES WILL BE VOTED FOR ALL THE PROPOSALS SET FORTH IN THE NOTICE OF THE ANNUAL MEETING.

     In the instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will not be included in the totals and, therefore, will have no effect on the vote. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, or by attending the Annual Meeting and voting in person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following Table sets forth as of the Record Date the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own five percent or more of such shares, (ii) each Director, five (5) of whom are nominees for election as a Director, (iii) each person named in the Summary Compensation Table under "Executive Compensation" on page 8 of this Proxy Statement, and (iv) all Directors and Executive Officers as a group, together with their respective percentage ownership of the outstanding shares:

                          NAME OF                                AMOUNT AND NATURE OF      PERCENT
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)    OF CLASS
                      ----------------                          -----------------------    --------
Merton J. Segal.............................................           3,096,827(2/3)        34.2
Warren D. Gardner...........................................              33,729(4)          *
Robert S. Cubbin............................................             107,755(5)           1.2
Joseph C. Henry.............................................              59,390(6)          *
James R. Parry, Sr. ........................................              47,026(7)          *
Joseph S. Dresner...........................................              68,188             *
William K. Good.............................................             176,462(8)           1.9
Hugh W. Greenberg...........................................             141,562(9)           1.6
Irvin F. Swider.............................................             268,245(10)          3.0
Bruce E. Thal...............................................               5,952(11)         *
Herbert Tyner...............................................             136,377(12)          1.5
David J. Campbell...........................................                   0             *
Florine Mark................................................                   0             *
  All Directors and Officers as a group (13 persons)........           4,141,513             45.7
Scudder, Stevens & Clark, Inc. .............................             551,400(13)          6.1
Stein Roe & Farnham, Inc. ..................................             469,400(14)          5.2
  All Beneficial Owners.....................................           5,162,313             57.0

-------------------------
 *  Less than 1%.

 (1) Includes shares subject to options exercisable within 60 days of the Record Date.

 (2) Address is 26600 Telegraph Road, Southfield, Michigan 48034.

 (3) Includes 100,295 shares held by a Grantor Retained Annuity Trust. Also, includes 5,780 shares subject to currently exercisable options.

 (4) Includes 3,416 shares subject to currently exercisable options.

 (5) Includes 94,702 shares subject to currently exercisable options.

 (6) Includes 5,136 shares held by a Revocable Trust established by Mr. Henry. Mr. Henry may be deemed to share beneficial ownership of these shares. Also, includes 54,254 shares subject to currently exercisable options.

 (7) Includes 46,526 shares subject to currently exercisable options.

 (8) Includes 47,128 shares held by Mr. Good's adult children and 129,334 shares held by his spouse. Mr. Good may be deemed to share beneficial ownership as he has voting power over these shares.

 (9) Includes 109,076 shares held by a Family Trust established by Mr. Greenberg. Also, includes 32,486 shares held by Detroit Gauge & Tool Company ("DGT") of which Mr. Greenberg is President and a greater than 10% stockholder. Mr. Greenberg may be deemed to share beneficial ownership of the shares held by the Trust and by DGT.

(10) Includes 218,960 shares held by a Revocable Trust established by Mr. Swider, as well as, 8,208 shares held by Mr. Swider's adult children. Mr. Swider may be deemed to share beneficial ownership in the shares held by his children, as he has voting power over these shares. Also, includes 41,077 shares held by Future Products Tool Corp. ("FPTC") of which Mr. Swider is President and the sole stockholder. Mr. Swider may be deemed to share beneficial ownership of the FPTC shares.

(11) Includes 5,952 shares held in trust by Mr. Thal and certain members of his family. Mr. Thal may be deemed to share beneficial ownership of these shares.

(12) Includes 136,377 shares held by Hartman & Tyner, Inc. Mr. Tyner is President and greater than 10% stockholder of Hartman and Tyner, Inc. Mr. Tyner may be deemed to share beneficial ownership of these shares.

(13) Address is Two International Place, Boston, Massachusetts 02110-4103. Based on a Schedule 13G filed with the SEC on February 10, 1997, Scudder, Stevens & Clark, Inc. held sole voting power as to 165,800 shares, shared voting power as to 278,200 shares and sole power to dispose or to direct the disposition of 551,400 shares.

(14) Address is One South Wacker Drive, Chicago, Illinois 60606. Based on a
     Schedule 13G filed with the SEC on February 12, 1997, Stein Roe & Farnham, Inc. held sole dispositive power of 469,400 shares.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Each Director and Executive Officer's name, age, office with the Company, the year first elected as a Director, and certain biographical information are set forth below:

                                                        YEAR FIRST
                                                        SERVED AS
                      NAME                        AGE    DIRECTOR                   POSITION
                      ----                        ---   ----------                  --------
Merton J. Segal.................................  68       1985       Chairman, Chief Executive Officer and
                                                                      Director
Warren D. Gardner...............................  62       1995       Vice Chairman and Director
Robert S. Cubbin................................  39       1995       Executive Vice President, Secretary,
                                                                      Member of the "Office of the
                                                                      President" and Director
Joseph C. Henry.................................  44       1995       Executive Vice President, Treasurer,
                                                                      Member of the "Office of the
                                                                      President" and Director
James R. Parry, Sr. ............................  53       1995       Executive Vice President, Member of
                                                                      the "Office of the President" and
                                                                      Director
Joseph S. Dresner...............................  71       1985       Director
David J. Campbell...............................  50       1996       Director
William K. Good.................................  71       1993       Director
Hugh W. Greenberg...............................  66       1985       Director
Florine Mark....................................           1996       Director
Irvin F. Swider.................................  69       1990       Director
Bruce E. Thal...................................  66       1995       Director
Herbert Tyner...................................  66       1985       Director

     The following is a biographical synopsis of each of the Officers and Directors of the Company:

     Merton J. Segal is Founder, Chairman, Chief Executive Officer and Director of the Company, Star Insurance Company ("Star", a property and casualty insurance company and subsidiary of the Company), Savers Property and Casualty Insurance Company ("Savers", a surplus lines insurance company and a subsidiary of Star) and Meadowbrook, Inc. ("Meadowbrook", an insurance agency and subsidiary of the Company). Mr. Segal's term as Director of the Company will expire in 1998.

     Warren D. Gardner has been Vice Chairman of the Company since June, 1996, and a Director since November, 1995. He was President of the Company, President and Chief Executive Officer of Star, Chairman and Chief Executive Officer of Savers, and remains President of Meadowbrook. He joined the Company in 1990, when it acquired Savers, where he had served as Chairman of the Board since 1985. He was elected President of Star in 1991 and President of the Company and Meadowbrook in 1994. Mr. Gardner has recently retired from his officership with the Company, Star and Savers, but will maintain his directorship with the Company, Star, Savers and Meadowbrook. Mr. Gardner's term as Director will expire in 1998.

     Robert S. Cubbin was appointed Executive Vice President and member of the "Office of the President" of the Company in 1996. He has also been Secretary and Director of the Company since 1995. Mr. Cubbin was appointed Executive Vice President and Director of Star and Savers in 1996. Mr. Cubbin is Director of Meadowbrook and was appointed Executive Vice President in 1996. He joined the Company in 1987, as Vice President and General Counsel. From 1983 until he joined the Company, Mr. Cubbin was an attorney with Plunkett & Cooney, a Michigan law firm specializing in insurance law. Mr. Cubbin's term as Director will expire in 1997. He is a nominee for reelection at the Annual Meeting.

     Joseph C. Henry was appointed Executive Vice President and member of the "Office of the President" of the Company in 1996. He has also been Treasurer and Director of the Company since 1995. Mr. Henry was appointed Executive Vice President and Director of Star and Savers in 1996. Mr. Henry is Director of Meadowbrook and was appointed Executive Vice President in 1996. He joined the Company in 1993, as Senior Vice President and Chief Financial Officer. Mr. Henry served as Vice President and Chief Financial Officer of the Hanover Insurance Companies, from 1987 until 1993. Prior to 1987, Mr. Henry was a partner with KPMG Peat Marwick, L.L.P., Mr. Henry's term as Director will expire in 1997. He is a nominee for reelection at the Annual Meeting.

     James R. Parry, Sr., was appointed a member of the "Office of the President". He has also been Executive Vice President and Director of the Company since 1995. Mr. Parry was appointed Executive Vice President and Director of Star and Savers in 1996. Also, in 1996, Mr. Parry was elected Director of Meadowbrook. He joined the Company in 1995, as Executive Vice President and Chief Marketing Officer. Mr. Parry was Chairman of the Board of Sedgwick James of New York, Inc., a subsidiary of an insurance brokerage firm, from 1988 to 1995. Mr. Parry's term as Director will expire in 1999.

     David J. Campbell, Director, is President and Chief Executive of the Detroit Medical Center since 1990. He has served as a Director of the Company since 1996. Mr. Campbell's term as Director will expire in 1999.

     Joseph S. Dresner, Director, is Chairman of the Highland Companies, a Detroit-area-based developer and manager of commercial, industrial and residential properties. He has served as a Director of the Company since 1985. Mr. Dresner's term as Director will expire in 1998.

     William K. Good, Director, is the former owner and retired President of Koppy Corporation, a Detroit-area manufacturer of tools, dies and stamps for the automobile industry. He has served as Director of the Company since 1993. Mr. Good's term as Director will expire in 1999.

     Hugh W. Greenberg, Director, is President of Detroit Gauge & Tool Company, a designer and manufacturer of precision tools and special machinery. Mr. Greenberg has served as a Director of the Company since 1985. Mr. Greenberg's term as Director will expire in 1997. He is a nominee for reelection at the Annual Meeting.

     Florine Mark, Director, is President and Chief Executive Officer of The WW Group, Inc., the largest franchise of Weight Watchers International. She has served as a Director of the Company since 1996. Ms. Mark's term as Director expires in 1997. She is a nominee for reelection at the Annual Meeting.

     Irvin F. Swider, Director, is owner, President and Chief Executive Officer of Future Products Tool Corporation, and Metal Punch, Inc., which are both manufacturers of precision tooling. Mr. Swider has owned these companies since 1963. He has served as a Director of the Company since 1990. Mr. Swider's term as Director will expire in 1997. He is a nominee for reelection at the Annual Meeting.

     Bruce E. Thal, Director, is a retired partner of Deloitte & Touche L.L.P., a public accounting firm. He has served as a Director of the Company since 1995. Mr. Thal's term as Director will expire in 1999.

     Herbert Tyner, Director, is Chief Executive Officer of Hartman and Tyner, Inc., a Detroit-based real estate developer with land, apartment developments and other real estate holdings in Michigan and Florida. He has served as a Director of the Company since 1985. Mr. Tyner's term as Director will expire in 1998.

MEETINGS AND COMMITTEES

     The Board of Directors has established an Audit Committee, Investment Committee, Compensation Committee and Acquisition Committee.

     The Audit Committee members are Joseph S. Dresner and Hugh W. Greenberg. The Audit Committee reviews the services provided by the Company's independent accountants, consults with the accountants and reviews the need and adequacy of internal auditing procedures and the adequacy of internal controls. The Audit Committee met twice during 1996.

     The Investment Committee members are Joseph S. Dresner, Joseph C. Henry and Merton J. Segal. The Investment Committee reviews and approves investment transactions, reviews investment performance and establishes investment guidelines. The Investment Committee met twice during 1996.

     The Compensation Committee members are William K. Good, Hugh W. Greenberg and Irvin F. Swider. The Compensation Committee determines executive compensation and long-term incentive compensation awards. Please refer to the Compensation Committee Report for particulars of the Committee's proceedings during 1996.

     The Acquisition Committee members are Joseph S. Dresner, Bruce E. Thal and Merton J. Segal. The Acquisition Committee was formed to review and plan acquisitions of companies that may fit the strategic needs of the Company. The Acquisition Committee met once during 1996.

     The Company does not have a Nominating Committee.

     The Board of Directors met six times during 1996. During 1996, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which he/she served.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive a Director's fee of $5,000 per year and $400 for each Board or Committee meeting attended.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5, any amendments thereto furnished to the Company pursuant to the rules of the Securities and Exchange Commission, or written representations from certain reporting persons presented to the Company, all such reports required to be filed by reporting persons have been filed in a timely fashion during the fiscal year ended December 31, 1996.

                             ELECTION OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

     At the Annual Meeting, five (5) members of the Board of Directors are to be elected to hold office until 1999 and until their successors are duly elected and qualified. Robert S. Cubbin, Joseph C. Henry, Hugh W. Greenberg, Florine Mark and Irvin F. Swider, all of whom are currently Directors of the Company, are the nominees for the Board of Directors. There is additional information concerning Ms. Mark and Messrs. Cubbin, Henry, Greenberg and Swider under the "Directors and Executive Officers" Section on pages 3 through 5 of this Proxy Statement. Unless otherwise specifically directed by stockholders executing proxies, it is intended that all proxies in the accompanying form received in time for the Annual Meeting will be voted at the Annual Meeting FOR the election of the five (5) nominees. In the event any nominee should become unavailable for election for any unforeseen reason, it is intended that the proxies will be voted for such substitute nominee as may be designated by the present Board of Directors.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

     Subject to ratification by the stockholders, the Board of Directors has reappointed Coopers & Lybrand L.L.P. as independent accountants of the Company for the current year. The affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of Coopers & Lybrand L.L.P. . Unless marked to the contrary, proxies received will be voted FOR ratification of the reappointment of Coopers & Lybrand L.L.P. .

     A representative from Coopers & Lybrand L.L.P. will be available at the Annual Meeting to respond to any appropriate questions from stockholders.

                                 OTHER BUSINESS

     Management is not aware of any matter that may be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     During 1996, the Compensation Committee, consisting of William K. Good, Hugh W. Greenberg and Irvin F. Swider (in consultation with Merton J. Segal, the Company's Chief Executive Officer and Chairman of the Board), reviewed the procedures for reviewing and approving executive compensation for the Officers of the Company and its subsidiaries, as presented for the Committee's consideration by Coopers & Lybrand L.L.P. .

     The Committee adopted a compensation and incentive/performance bonus plan, based on Company results, for Mr. Segal. The bonus is based upon performance criteria established for Mr. Segal by the Committee on an annual basis. The compensation level and performance criteria were based on an analysis prepared by Coopers & Lybrand L.L.P. .

     Compensation consists of three (3) elements for the Chief Executive
Officer: Base Salary, Annual Incentive Bonus and Stock Options.

     Base Salary is based upon sustained corporate performance, personal contribution to the Company's success, experience, expertise and his position as Founder of the Company, along with market data for similarly sized companies.

     Annual Incentive Bonus is based upon market analysis, actual achievement of predetermined objectives, including: projected growth of premiums, revenues and net income and the achievement of corporate strategic objectives.

     Long term incentives, in the form of Stock Options were awarded at one (1) times base salary. This recommendation was determined based upon survey data, prevalence within the industry, and Coopers & Lybrand L.L.P.'s experience with executive compensation. Actual grants of options, at market price, will be based upon achievement of predetermined objectives.

     Individual executive bonuses have been established for senior managers and are administered by Mr. Segal along with the three members of the Office of the President. These bonuses are based upon market analysis and attainment of the executive's predetermined goals. Additional factors include growth of revenues and net income and achievement of corporate objectives.

     The Company's 1995 Stock Option Plan (the "Plan") is also administered by the Compensation Committee. All stock options under the Plan are issued at an exercise price equal to the fair market value on the date of grant. The total aggregate number of shares of Common Stock which may be available for grant under the Plan is not to exceed 2,000,000 shares, subject to adjustment pursuant to the terms of the Plan. The maximum number of shares eligible for a single individual is 800,000 shares. Options shall not exceed 10 years in duration and expire pursuant other terms and/or upon the termination, death or disability of the employee.

     In the event of a hostile change of control (defined as a change in control that is not approved by two-thirds of the members of the Board of Directors, immediately prior to change in control), all stock options become immediately exercisable. "Change in control" is defined as the acquisition, directly or indirectly, of 50% of the voting power of all classes of Company stock or 50% of the outstanding shares of stock or if the stockholders approve any merger or consolidation of the Company with any other person in which the Company is not the continuing or surviving corporation.

     The Compensation Committee members met on November 13, 1996 and February 11, 1997.

                                                  THE COMPENSATION COMMITTEE

                                                  William K. Good
                                                  Hugh W. Greenberg
                                                  Irvin F. Swider

                             EXECUTIVE COMPENSATION

     The following table sets forth information for the fiscal years ended December 31, 1996 and 1995 concerning the compensation of the Company's Chief Executive Officer and Company's four most highly compensated Executive Officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 and includes all compensation paid to such officers:

SUMMARY COMPENSATION TABLE

     SUMMARY COMPENSATION TABLE FOR YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                      LONG TERM
                                                                 COMPENSATION AWARDS
                                          ANNUAL              --------------------------
                                       COMPENSATION            RESTRICTED     SECURITIES
       NAME AND                   ----------------------         STOCK        UNDERLYING             ALL OTHER
  PRINCIPAL POSITION      YEAR    SALARY($)    BONUS($)       AWARDS($)(1)    OPTIONS(#)         COMPENSATION($)(2)
  ------------------      ----    ---------    --------       ------------    ----------         ------------------
Merton J. Segal.......    1996     440,000            --             --         14,450                 10,986
Chairman, Chief           1995     295,516     3,162,905(3)          --             --                 10,858
Executive Officer and
Director
Warren D. Gardner.....    1996     289,000       131,250             --          8,540                 10,986
Vice Chairman and         1995     253,993        55,000             --             --                 10,858
Director
James R. Parry, Sr....    1996     262,865        52,083             --          5,750                  1,598
Executive Vice
President,                1995     196,815            --             --        167,374(4/5)                --
Member of the "Office
of
the President" and
Director
Joseph C. Henry.......    1996     251,664        58,750             --          5,400                 10,986
Executive Vice
President,                1995     222,583        52,000         90,605             --                  8,166
Treasurer, Member of
the "Office of the
President" and
Director
Robert S. Cubbin......    1996     237,083        53,958             --          5,360                 10,986
Executive Vice
President,                1995     205,690        52,000        634,235             --                 10,858
Secretary, Member of
the
"Office of the
President"
and Director

-------------------------
(1) In prior years, Meadowbrook granted restricted stock awards to certain officers and key employees of Meadowbrook. These restricted stock awards were terminated in November, 1995. In exchange for the surrender of such vested restricted shares, the named Executive Officers received cash payments in the aggregate amount of $724,840. Unvested restricted stock awards have been exchanged for options under the Meadowbrook Insurance Group, Inc. 1995 Stock Option Plan. See "Meadowbrook Insurance Group, Inc. 1995 Stock Option Plan".

(2) Amount contributed to the Officer's account under the Company's 401(k) and Profit-Sharing Plans.

(3) Represents share in a distribution of Meadowbrook's accumulated taxable earnings which was made by Meadowbrook, as an S-corporation, consistent with its past practice.

(4) The number of securities reflects (i) the conversion of Meadowbrook stock options into stock options of the Company as part of the acquisition of Meadowbrook and (ii) the stock split that occurred prior to the initial public offering (IPO).

(5) On April 1, 1995, Mr. Parry was awarded options to purchase shares of Meadowbrook Common Stock, which after the acquisition of Meadowbrook and the stock split, represent options to purchase 107,863 shares of the Company's Common Stock. Mr. Parry's options are exercisable in cumulative 10%
increments beginning April 1, 1996 and expire on April 1, 2006. On April 1, 1995, Mr. Parry was awarded options to purchase shares of the Company's Common Stock, which after the stock split, would represent options to purchase 59,511 shares of the Company's Common Stock. Mr. Parry's options are exercisable in cumulative 20% increments beginning April 1, 1996 and expire on April 1, 2001.

     The following table sets forth information concerning 1996 grants of stock options made by the Company, under the 1995 Stock Option Plan, during the fiscal year ended December 31, 1996 to the following Executive Officers.

                OPTIONS GRANTS FOR YEAR ENDED DECEMBER 31, 1996

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                   PERCENT OF                                    ANNUAL RATES
                                                  TOTAL OPTIONS                                 OF STOCK PRICE
                                 NUMBER OF         GRANTED TO                                    APPRECIATION
                                 SECURITIES       EMPLOYEES IN                                 FOR OPTION TERM
                             UNDERLYING OPTIONS    YEAR ENDED      EXERCISE     EXPIRATION   --------------------
           NAME                  GRANTED(#)         12/31/96      PRICE($/SH)      DATE      5%($)(C)   10%($)(C)
           ----              ------------------   -------------   -----------   ----------   --------   ---------
Merton J. Segal............       14,450(A)           22.8%          30.45       01/01/01    121,524     268,770
Warren D. Gardner..........        8,540(A)           13.5%          30.45       01/01/01     71,821     158,844
James R. Parry, Sr.........        5,750(B)            9.1%          30.45       01/01/06    110,055     279,220
Joseph C. Henry............        5,400(B)            8.5%          30.45       01/01/06    103,356     262,224
Robert S. Cubbin...........        5,360(B)            8.5%          30.45       01/01/06    102,590     260,282

-------------------------
(A) Options are exercisable in 20% increments beginning January 1, 1996.

(B) Options are exercisable in 10% increments beginning January 1, 1996.

(C) In calculating the potential realizable values, the Company used the average stock price for the ten day period prior to the date of grant for the fair market value of the Company Common Stock per share. The dollar amounts under these columns assume a compounded annual market price increase of the underlying shares of the Common Stock from the date of grant to the end of the option term of 5% and 10%. This format is prescribed by the Commission and is not intended to forecast future appreciation of shares of the Common Stock. The actual value, if any, an executive may realize will depend on the excess of the price for shares of the Common Stock on the date the option is exercised over the exercise price. Accordingly, there is no assurance that the value realized by an executive will be at or near the value estimated above.

OPTIONS VALUE TABLE

     The following table sets forth information concerning exercises of Company stock options during the fiscal year ended December 31, 1996 by the following Executive Officers.

  AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES FOR YEAR ENDED
                               DECEMBER 31, 1996

                                                                  NUMBER OF                  VALUE OF UNEXERCISED
                                                            SECURITIES UNDERLYING                IN-THE-MONEY
                                                            UNEXERCISED OPTIONS AT                OPTIONS AT
                             SHARES                           DECEMBER 31, 1996                DECEMBER 31, 1996
                           ACQUIRED ON       VALUE       ----------------------------    -----------------------------
         NAME              EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE(#)    EXERCISABLE/UNEXERCISABLE($)*
         ----              -----------    -----------    ----------------------------    -----------------------------
Merton J. Segal........          --              --              2,890/ 11,560                       --  /    --
Warren D. Gardner......      44,037         979,079             15,098/ 46,109                  191,566/ 548,807
James R. Parry, Sr. ...          --              --             23,263/149,861                 251,569/1,738,693
Joseph C. Henry........          --              --             34,825/151,519                 374,060/1,190,908
Robert S. Cubbin.......          --              --             74,465/ 79,934                  919,162/ 589,660

-------------------------
* Fair market value based on the closing price of the Company's Common Stock on December 31, 1996 of $21.00.

MEADOWBROOK INSURANCE GROUP, INC. 1995 STOCK OPTION PLAN

     The Meadowbrook Insurance Group, Inc. 1995 Stock Option Plan (the "Plan") is intended to further the interests of the Company and its stockholders by attracting, retaining and motivating associates. The Plan provides for the grant of stock options (which may be nonqualified options or incentive stock options for tax purposes).

     The aggregate number of shares of Common Stock which may be issued under the Plan is 2,000,000. Options issued under the Plan which expire unexercised will again become available for grant under the Plan. Cash exercises of stock appreciation rights and cash supplemental payments will not count against this limit. Lapsed, forfeited or canceled awards will also not count against this limit. The maximum number of shares of Common Stock which may be issued under the Plan to any single individual is 800,000.

STOCK OPTIONS

     The Compensation Committee is authorized to determine the terms and conditions of all option grants, subject to the limitations that the option price per share may not be less than the fair market value of a share of Common Stock on the date of grant and the term of an option may not be longer than ten years. Payment of the option price may be made in any manner specified by the Compensation Committee (which may include payment in cash or Common Stock, or by "cashless exercise").

EMPLOYMENT AGREEMENTS

     In 1996, the Company did not enter into an Employment Agreement ("Agreement") with any executive of the Company.

     On March 27, 1995, Meadowbrook entered into an Employment Agreement ("Agreement") with James R. Parry, Sr., the Executive Vice President and Chief Marketing Officer of Meadowbrook. Pursuant to the terms of this Agreement, Meadowbrook agreed to pay Mr. Parry a base compensation of $20,833 per month. The term of Mr. Parry's Employment Agreement extends until March 27, 2000, subject to earlier termination upon death, retirement, discharge due to permanent disability or discharge "for cause," which is defined as (i) failure to substantially perform his principal duties, (ii) misconduct that is materially injurious to the Company or (iii) engagement in dishonest activities injurious to the Company.

                            STOCK PERFORMANCE GRAPH

     The following graph sets forth the cumulative total stockholder return to the Company's stockholders from November 21, 1995 through December 31, 1996, as well as an overall stock market index (S&P 500 Index) and the Company's selected peer group index (S&P Property and Casualty Insurance Index).

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
           AMONG MEADOWBROOK INSURANCE GROUP, INC., THE S&P 500 INDEX
                AND THE S&P PROPERTY -- CASUALTY INSURANCE INDEX

        MEASUREMENT PERIOD             MEADOWBROOK          S&P 500         S&P PROPERTY -
      (FISCAL YEAR COVERED)             INSURANCE                              CASUALTY
                                       GROUP, INC.                            INSURANCE
11/21/95                                          100                100                100
12/95                                             140                106                109
3/96                                              133                112                107
6/96                                              128                117                114
9/96                                              117                121                115
12/96                                              88                131                132

-------------------------
* $100 invested on 11/21/95 (the Company's IPO date) in stock or on 10/31/95 in index. Including reinvestment of dividends, fiscal year ending December 31.

               STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the next Annual Meeting of Stockholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Company at its principal office by November 27, 1997.

Dated: March 21, 1997

                      MEADOWBROOK INSURANCE GROUP, INC.

P               PROXY FOR 1997 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MAY 19, 1997
R
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
O                     MEADOWBROOK INSURANCE GROUP, INC.

X

Y The undersigned stockholder of MEADOWBROOK INSURANCE GROUP, INC. (the "Company") hereby appoints MERTON J. SEGAL, ROBERT S. CUBBIN AND JOSEPH
        C. HENRY, jointly and severally, the attorney and proxies of the undersigned stockholder, with the full power of substitution, to vote all of the shares of common stock of the Company standing in the name of the undersigned stockholder at the close of business on March
        21, 1997, at the 1997 Annual Meeting (the "Annual Meeting") of the stockholders of the Company to be held on Monday, May 19, 1997, and at any adjournments thereof, with all the powers the undersigned stockholder would possess if then, and there present.

        The undersigned stockholder acknowledges receipt of the Notice of the 1997 Annual Meeting and Proxy Statement, both dated March 21, 1997.


                                                                     SEE REVERSE
                                                                         SIDE

                           - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------

/X/  Please mark your                                                                                                          |6674
     votes as in this                                                                                                          |____
     example.

If no choice is specified, this Proxy will be voted FOR the election of the nominees listed and FOR the ratification of the appointment of Coopers &
Lybrand, L.L.P. as the Company's independent accountants for the year ending
1997.

                 FOR    WITHHELD                                                                            FOR    AGAINST   ABSTAIN
1. Election of                     Election of Directors, Nominees:       2. Ratification of Appointment    /  /    /  /       /  /
   Directors     /  /    /  /        Robert S. Cubbin, Joseph C. Henry,      of Independent Accountants
                                     Hugh W. Greenberg, Florine Mark,        (Please mark one)
                                     Irvin F. Swider
For, except vote withheld from the following nominee(s):


_________________________________________


                                                                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                 IN THE ENCLOSED ENVELOPE PROMPTLY.

                                                                 Please sign exactly as name appears hereon.  Joint owners
                                                                 should each sign.  When signing as attorney, executor,
                                                                 administrator, trustee or guardian, please give full title as such.


                                                                 ___________________________________________________________________

                                                                 ___________________________________________________________________
                                                                    SIGNATURE(S)                                    DATE


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                                                     - FOLD AND DETACH HERE -